                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-74368, relating to the Celebrity, Inc. Amended and Restated Stock Option Plan) of Celebrity, Inc. of our report dated August 11, 1999 relating to the Financial Statements and the Financial Statements
Schedule, which appear in this Form 10-K.



PricewaterhouseCoopers LLP

Dallas, Texas
September 27, 1999